As of December 31, 2013, the following persons or entities now own more than 25% of a funds voting security.

Person/Entity

PROFUND VP BASIC MATERIALS
AMERICAN SKANDIA LIFE ASSURANCE CORP 54.95%

PROFUND VP BANKS
AMERICAN SKANDIA LIFE ASSURANCE CORP 65.86%

PROFUND VP INTERNET
AMERICAN SKANDIA LIFE ASSURANCE CORP 69.73%

PROFUND VP PHARMACEUTICALS
AMERICAN SKANDIA LIFE ASSURANCE CORP 39.65%

PROFUND VP SEMICONDUCTOR
AMERICAN SKANDIA LIFE ASSURANCE CORP 77.03%

PROFUND VP MONEY MARKET
PHILADEPHIA FINANCIAL LIFE ASSURANCE CO 51.67%

PROFUND VP BULL
AMERICAN SKANDIA LIFE ASSURANCE CORP 33.93%

PROFUND VP ULTRABULL
PHILADEPHIA FINANCIAL LIFE ASSURANCE CO 36.71%

PROFUND VP ULTRABULL
AMERICAN SKANDIA LIFE ASSURANCE CORP 36.46%

PROFUND VP BEAR
AMERICAN SKANDIA LIFE ASSURANCE CORP 74.91%

PROFUND VP NASDAQ-100
AMERICAN SKANDIA LIFE ASSURANCE CORP 47.12%

PROFUND VP REAL ESTATE
AMERICAN SKANDIA LIFE ASSURANCE CORP 79.97%

PROFUND VP BIOTECHNOLOGY
AXA EQUITABLE LIFE INSURANCE CO 42.14%

PROFUND VP BIOTECHNOLOGY
AMERICAN SKANDIA LIFE ASSURANCE CORP 38.00%

PROFUND VP OIL & GAS
AMERICAN SKANDIA LIFE ASSURANCE CORP 57.84%

PROFUND VP OIL & GAS
WRL SERIES ANNUITY ACCOUNT 26.15%

PROFUND VP FINANCIALS
AMERICAN SKANDIA LIFE ASSURANCE CORP 53.66%

PROFUND VP HEALTH CARE
AMERICAN SKANDIA LIFE ASSURANCE CORP 66.05%

PROFUND VP TECHNOLOGY
AMERICAN SKANDIA LIFE ASSURANCE CORP 34.85%

PROFUND VP TECHNOLOGY
NATIONWIDE LIFE INSURANCE COMPANY 26.44%

PROFUND VP TELECOMMUNICATIONS
AMERICAN SKANDIA LIFE ASSURANCE CORP 71.23%

PROFUND VP UTILITIES
AMERICAN SKANDIA LIFE ASSURANCE CORP 75.55%

PROFUND VP ULTRANASDAQ-100
AMERICAN SKANDIA LIFE ASSURANCE CORP 61.47%

PROFUND VP ULTRASMALL-CAP
AMERICAN SKANDIA LIFE ASSURANCE CORP 39.28%

PROFUND VP EUROPE 30
AMERICAN SKANDIA LIFE ASSURANCE CORP 55.91%

PROFUND VP CONSUMER SERVICES
AMERICAN SKANDIA LIFE ASSURANCE CORP 50.00%

PROFUND VP CONSUMER GOODS
AMERICAN SKANDIA LIFE ASSURANCE CORP 80.75%

PROFUND VP INDUSTRIALS
AMERICAN SKANDIA LIFE ASSURANCE CORP 56.05%

PROFUND VP PRECIOUS METALS
AMERICAN SKANDIA LIFE ASSURANCE CORP 67.46%

PROFUND VP SHORT NASDAQ-100
AMERICAN SKANDIA LIFE ASSURANCE CORP 49.59%

PROFUND VP SHORT NASDAQ-100
WRL SERIES ANNUITY ACCOUNT 28.21%

PROFUND VP ULTRAMID-CAP
AMERICAN SKANDIA LIFE ASSURANCE CORP 76.12%

PROFUND VP JAPAN
AMERICAN SKANDIA LIFE ASSURANCE CORP 57.28%

PROFUND VP SMALL-CAP GROWTH
AMERICAN SKANDIA LIFE ASSURANCE CORP 87.86%

PROFUND VP SMALL-CAP VALUE
AMERICAN SKANDIA LIFE ASSURANCE CORP 58.00%

PROFUND VP SMALL-CAP VALUE
WRL SERIES ANNUITY ACCOUNT 28.20%

PROFUND VP MID-CAP GROWTH
AMERICAN SKANDIA LIFE ASSURANCE CORP 89.48%

PROFUND VP MID-CAP VALUE
AMERICAN SKANDIA LIFE ASSURANCE CORP 92.32%

PROFUND VP ASIA 30
AMERICAN SKANDIA LIFE ASSURANCE CORP 45.95%

PROFUND VP U.S. GOVERNMENT PLUS
AMERICAN SKANDIA LIFE ASSURANCE CORP 63.30%

PROFUND VP RISING RATES OPPORTUNITY
AMERICAN SKANDIA LIFE ASSURANCE CORP 60.18%

PROFUND VP SHORT SMALL-CAP
AMERICAN SKANDIA LIFE ASSURANCE CORP 26.57%

PROFUND VP LARGE-CAP GROWTH
AMERICAN SKANDIA LIFE ASSURANCE CORP 79.43%

PROFUND VP LARGE-CAP VALUE
AMERICAN SKANDIA LIFE ASSURANCE CORP 71.56%

PROFUND VP SHORT MID-CAP
AMERICAN SKANDIA LIFE ASSURANCE CORP 99.92%

PROFUND VP DOW 30
MIDLAND NATIONAL LIFE INSURANCE COMPANY 74.16%

As of December 31, 2013, the following
persons or entities no longer own
more than 25% of a funds voting security.

PROFUND VP NASDAQ-100
WRL SERIES ANNUITY ACCOUNT - LIFE CLASS E

PROFUND VP BIOTECHNOLOGY
NATIONWIDE LIFE INSURANCE COMPANY

PROFUND VP TELECOMMUNICATIONS
WRL SERIES ANNUITY ACCOUNT - LIFE CLASS E

PROFUND VP U.S. GOVERNMENT PLUS
WRL SERIES ANNUITY ACCOUNT - LIFE CLASS E

PROFUND VP RISING RATES OPPORTUNITY
ING USA ANNUITY AND LIFE INSURANCE CO

PROFUND VP SHORT EMERGING MARKETS
NATIONWIDE LIFE INSURANCE COMPANY

PROFUND VP SHORT DOW 30
AMERITAS LIFE INSURANCE CORP